SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 1999


                              EASTERN ENTERPRISES
             (Exact name of registrant as specified in its charter)


           Massachusetts               1-2297                 04-1270730
         -----------------------------------------------------------------
        (State or other    Commission File Number)          (IRS Employer
         jurisdiction of                                     Identification No.)
         incorporation)



                  9 Riverside Road, Weston, Massachusetts         02493
      ---------------------------------------------------------------------
                  (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code (781) 647-2300


                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable.
----------------------------------------------------

Item 5.  Other Events
-------  ------------
     On November 4, 1999, Eastern Enterprises, KeySpan Corporation and ACJ Acquisition LLC entered into an Agreement and Plan of Merger (the "Merger Agreement"). Eastern Enterprises also amended its Agreement and Plan of Reorganization, dated as of July 14, 1999, with EE Acquisition Company and EnergyNorth, Inc. The Merger Agreement and a press release relating thereto are attached hereto as exhibits and are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)      Exhibits


2.1 Agreement and Plan of Merger, dated as of November 4, 1999, by and among Eastern Enterprises, KeySpan Corporation and ACJ Acquisition LLC (incorporated by reference to Exhibit 2 of Current Report on Form 8-K of KeySpan Corporation dated November 4, 1999, Commission File No. 001-14161).

         99.1 Joint Press Release of Eastern Enterprises and KeySpan Corporation (incorporated by reference to Exhibit 99.1 of Current Report on Form 8-K of KeySpan Corporation dated November 4, 1999, Commission File No. 001-14161).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EASTERN ENTERPRISES


Date: November 8, 1999                      By: /s/ L. William Law, Jr.
                                                -----------------------
                                                L. William Law, Jr.
                                                Senior Vice President, General
                                                Counsel and Secretary